Prospectus and Statement of Additional Information Supplement

JOHN HANCOCK ASSET-BASED LENDING FUND JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND JOHN HANCOCK FUNDS II JOHN HANCOCK FUNDS III	JOHN HANCOCK PREMIUM DIVIDEND FUND JOHN HANCOCK SOVEREIGN BOND FUND JOHN HANCOCK STRATEGIC SERIES JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Supplement dated August 31, 2022 to the current Prospectus and Statement of Additional Information (the SAI), as may be supplemented

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940 (“1940 Act”), providing a framework for fund valuation practices and addressing the particular role of boards of directors with respect to the fair value of such fund’s investments. Among other things, the Valuation Rule permits a fund’s board to designate a fund’s investment adviser to perform the fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. Compliance with the Valuation Rule is required by September 8, 2022.

The Board of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) listed above, as of September 1, 2022 (the “Effective Date”), have each designated John Hancock Investment Management LLC (the “Advisor”) as the valuation designee to perform fair value functions in accordance with the Advisor’s Valuation Policies and Procedures (the “Valuation Policy”), relating to the assets held by each fund of each Trust on any day that a fund’s NAV is determined. The Advisor undertakes such process in accordance with its Valuation Policy and related procedures that the Advisor maintains and may update from time to time. Each Board has, as of the Effective Date, delegated the fair valuation responsibility to the Advisor, subject to its oversight, and the Advisor’s use of its Valuation Policy replaces any and all references to the contrary.

You should read this supplement in conjunction with the Prospectus and SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.